                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): OCTOBER 9, 2002
                                                          ---------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)





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
              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


         2555 TELEGRAPH RD                                                            48302-0954
         -----------------                                                            ----------
        BLOOMFIELD HILLS, MI                                                     (Including Zip Code)
        --------------------
(Address of Principal Executive Offices)
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                                  248-648-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                    13400 OUTER DRIVE WEST, DETROIT, MI 48239
                    -----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                  313-592-7311
                                  ------------
               (Former phone number, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), October 9, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On October 9, 2002, United Auto Group, Inc. issued a press release announcing it will host a conference call discussing financial results for its third quarter 2002 on Tuesday, October 29, at 2 pm ET/ 1 pm CT/ 12 pm MT/ 11 pm PT. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     October 9, 2002                  UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                -----------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


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     EXHIBIT                    DESCRIPTION OF EXHIBIT                  SEQUENTIAL PAGE
     -------                    ----------------------                  ---------------
     NUMBER                                                                 NUMBER
     ------                                                                 ------

      EXHIBIT 99.1              Press Release of United
                                Auto Group, Inc., dated
                                October 9, 2002
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